MDU Resources Group, Inc. 2006 NEO Annual Award Opportunity Chart

		1/1/2006
		Base Comp-	Threshold	Target	Maximum
Name	Title	ensation	($)	($)	($)

Martin A. White	Chairman of the Board	$750,000	$187,500	$750,000	$1,500,000
	and Chief Executive Officer
	MDU Resources Group, Inc.

Terry D. Hildestad	President and Chief	$525,000	$98,438	$393,750	$787,500
	Operating Officer
	MDU Resources Group, Inc.

Warren D. Robinson [1]

John K. Castleberry [2]	President and Chief	$370,000	$7,708	$30,833	$61,667
	Executive Officer
	WBI Holdings, Inc.

John K. Castleberry [3]	Executive Vice	$300,000	$31,250	$125,000	$250,000
	President-Administration
	MDU Resources Group, Inc.

Bruce T. Imsdahl	President and Chief	$310,000	$38,750	$155,000	$310,000
	Executive Officer
	Montana-Dakota Utilities
	Co. and Great Plains
	Natural Gas Co.

[1] Retired as Executive Vice President and Chief Financial Officer 1/3/06
and continued employment as a Special Projects Advisor until 2/17/06.

[2] Annual base compensation for the Chief Executive Officer of WBI Holdings,
Inc. is $370,000. The incentive amounts are pro-rated to show two months as Chief Executive Officer.

[3] Effective March 4, annual base compensation for the Executive Vice President-
Administration of MDU Resources Group, Inc. will be $300,000. The incentive amounts are pro-rated to show ten months as Executive Vice President-Administration.